                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 18, 2005
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                              --------------------

                          DEL GLOBAL TECHNOLOGIES CORP.
                          -----------------------------
               (Exact name of registrant as specified in charter)

             New York                     0-3319               13-1784308
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   (State or other jurisdiction        (Commission           (IRS Employer
        of incorporation)              File Number)          Identification No.)

              One Commerce Park, Valhalla, NY                    10595
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              (Address of Principal Executive Offices)         (Zip Code)

        Registrant's telephone number, including area code (914) 686-3650
                                                           --------------

         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

      Check the  appropriate  box below if the Form 8-K  filing is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_|   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

      |_|   Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

      |_|   Pre-commencement  communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

      |_|   Pre-commencement  communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events

             On April 18,  2005,  the  registrant  was served with a  Complaint, filed in the United States District Court, Southern District of New York, by the
party  with whom it had  signed a letter of intent  for the sale of its  Medical
Systems Group.  The letter of intent provides for a $1.0 million payment payable in the event that no later than March 4, 2005 the buyer was ready,  willing  and able to enter into a  definitive  purchase  agreement  based on the terms of the letter  of intent  and  containing  reasonable  and  customary  representations, warranties, terms and conditions relating to the transaction, and the registrant elected not to enter into such purchase  agreement.  The Compliant seeks payment of the $1.0  million,  plus  interest,  as well as reasonable  attorney's  fees.
Although there can be no assurance that the registrant  will not have to pay the
$1.0 million, the registrant believes no such payment is payable under the terms of the letter of  intent.  The  registrant  intends to  vigorously  defend  this lawsuit.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            DEL GLOBAL TECHNOLOGIES CORP.
                                            -----------------------------
                                                     (Registrant)

Date: April 20, 2005
                                            By: /s/ Mark A. Koch
                                                --------------------------------
                                                Mark A. Koch
                                                Principal Accounting Officer and
                                                Treasurer